                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A2

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 29, 2001
                                  -------------

                         Commission file number 1-12082



                              HANOVER DIRECT, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                                   13-0853260
   -----------------------               ---------------------------------
  (State of incorporation)               (IRS Employer Identification No.)


1500 HARBOR BOULEVARD, WEEHAWKEN, NEW JERSEY                 07087
--------------------------------------------               ----------
  (Address of principal executive offices)                 (Zip Code)


                                 (201) 863-7300
                               ------------------
                               (Telephone number)

         This Form 8-K/A2 amends and supplements the Form 8-K/A1 of Hanover Direct, Inc. (the "Company") filed on August 9, 2001 and the Company's Form 8-K filed on July 2, 2001.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On June 29, 2001 (the "Closing Date"), the Company completed the sale of certain assets and liabilities of its Improvements business (the "Business") to HSN LP, a division of USA Networks, Inc.'s Interactive Group, for approximately $33.0 million. The purchase price was determined by arms'-length negotiations between the parties. The sale was made pursuant to an Asset Purchase Agreement, dated as of June 13, 2001, as amended by Amendment No. 1 thereto, dated as of June 20, 2001 and by a letter agreement dated July 27, 2001 (as amended, the "Asset Purchase Agreement"), among the Company, LWI Holdings, Inc., a wholly-owned subsidiary of the Company (the "Seller" and, together with the Company, the "Seller Parties"), HSN LP (the "Purchaser Parent"), HSN Improvements, LLC (the "Purchaser") and HSN Catalog Services, Inc. ("HSN Catalog" and, together with the Purchaser and the Purchaser Parent, the "Purchaser Parties").

         The Asset Purchase Agreement between the Company and the Purchaser Parent provides for a reduction in the purchase price if the performance of the Business in the fiscal year 2001 fails to achieve a targeted EBITDA level as defined in the Asset Purchase Agreement. In addition, if Keystone Internet Services, Inc. fails to perform its obligations during the first two years of the services contract with HSN Parent and HSN Catalog, the Purchaser can receive a reduction in the original purchase price of up to $2.0 million. An escrow fund of $3.0 million, which was withheld from the original proceeds of the sale of approximately $33.0 million, has been established for a period of two years under the terms of an escrow agreement between LWI Holdings, Inc., Purchaser and The Chase Manhattan Bank as a result of these contingencies. Although the amount of the working capital deficit of the Business as of the Closing Date has not yet been determined, the Seller has paid approximately $0.5 million in respect thereof to the Purchaser from the escrow fund under the Escrow Agreement. Although the amount of the working capital deficit of the Business as of the Closing Date has not yet been determined, the Seller has released approximately $0.5 million in respect thereof to the Purchaser from the escrow fund under the Escrow Agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

         Not applicable.

         (b)      Pro Forma Financial Information.

         Unaudited Pro Forma Consolidated Statements of Income (Loss) For The Year Ended December 30, 2000 for Hanover Direct, Inc. and Subsidiaries and unaudited Pro Forma Consolidated Statements of Income (Loss) For The Six Months Ended June 30, 2000 for Hanover Direct, Inc. and Subsidiaries are attached.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HANOVER DIRECT, INC.

Registrant

       By: /s/ Brian C. Harriss
          ---------------------------------------------------------------
         Brian C. Harriss
         Executive Vice President and Chief Financial Officer
         (On behalf of the Registrant and as principal financial officer)



       Date: September 12, 2001

                      HANOVER DIRECT, INC. AND SUBSIDIARIES
               PRO FORMA CONSOLIDATED STATEMENTS OF INCOME (LOSS)
                      FOR THE YEAR ENDED DECEMBER 30, 2000
               (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                          IMPROVEMENTS     PRO FORMA
                                                           AS REPORTED       ELIM. A          ADJ.          PRO FORMA
                                                           -----------     -------------   ----------       ----------
NET REVENUES                                               $ 603,014       $ (62,530)      $   9,309      B $ 549,793
                                                           ---------       ---------       ---------        ---------
OPERATING COSTS AND EXPENSES
    Cost of sales and operating expenses                     404,959         (33,520)         12,831      C   384,270
    Write-down of inventory of discontinued catalogs           2,048              --              --            2,048
    Special charges                                           19,126              --              --           19,126
    Selling expenses                                         153,462         (21,072)             --          132,390
    General and administrative expenses                       84,881          (5,211)          1,407      D    81,077
    Depreciation and amortization                              9,090            (191)             --            8,899
                                                           ---------       ---------       ---------        ---------
                                                             673,566         (59,994)         14,238          627,810
                                                           ---------       ---------       ---------        ---------
(LOSS) FROM OPERATIONS                                       (70,552)         (2,536)         (4,929)         (78,017)
                                                           ---------       ---------       ---------        ---------
EARNINGS (LOSS) BEFORE INTEREST AND TAXES                    (70,552)         (2,536)         (4,929)        (78,017)
    Interest expense, net                                     10,083            (117)             --            9,966
                                                           ---------       ---------       ---------        ---------
    EARNINGS (LOSS) BEFORE INCOME
TAXES                                                        (80,635)         (2,419)         (4,929)         (87,983)
    Income tax provision                                         165             (26)             --              139
                                                           ---------       ---------       ---------        ---------
NET EARNINGS (LOSS) AND
COMPREHENSIVE EARNINGS (LOSS)                                (80,800)         (2,393)         (4,929)         (88,122)
    Preferred stock dividends and accretion                    4,015              --              --            4,015
                                                           ---------       ---------       ---------        ---------
NET EARNINGS (LOSS) APPLICABLE TO COMMON
SHAREHOLDERS                                               $ (84,815)      $  (2,393)      $  (4,929)       $ (92,137)
                                                           =========       =========       =========        =========

NET EARNINGS (LOSS) PER COMMON SHARE:
    Net earnings (loss) per common share -
         basic and diluted                                 $    (.40)      $    (.01)      $    (.02)       $    (.43)
                                                           =========       =========       =========        =========
    Weighted average common shares outstanding-
         Basic (thousands)                                   213,252         213,252         213,252          213,252
                                                           =========       =========       =========        =========
    Weighted average common shares outstanding-
         Diluted (thousands)                                 213,252         213,252         213,252          213,252
                                                           =========       =========       =========        =========


           See notes to Pro Forma Consolidated Financial Statements.

                      HANOVER DIRECT, INC. AND SUBSIDIARIES
               PRO FORMA CONSOLIDATED STATEMENTS OF INCOME (LOSS)
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
              (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                          IMPROVEMENTS     PRO FORMA
                                                          AS REPORTED        ELIM. A          ADJ.         PRO FORMA
                                                          -----------     -------------   ----------       ----------
NET REVENUES                                               $ 277,801       $(34,452)      $   5,694     B $ 249,043
                                                           ---------       ---------       ---------       ---------
OPERATING COSTS AND EXPENSES
    Cost of sales and operating expenses                     175,615         (19,316)          7,912    E    164,211
    Write-down of inventory of discontinued catalogs              --              --              --              --
    Special charges                                            6,081              --              --           6,081
    Selling expenses                                          77,057         (11,650)             --          65,407
    General and administrative expenses                       30,695          (2,515)            592    F     28,772
    Depreciation and amortization                              3,899             (94)             --           3,805
                                                           ---------       ---------       ---------       ---------
                                                             293,347         (33,575)          8,504         268,276
                                                           ---------       ---------       ---------       ---------
(LOSS) FROM OPERATIONS                                       (15,546)           (877)         (2,810)        (19,233)
     Gain on sale of Improvements                             22,818         (22,818)             --              --
     Gain on sale of Kindig Lane                               1,529              --              --           1,529
                                                           ---------       ---------       ---------       ---------
EARNINGS (LOSS) BEFORE INTEREST AND TAXES                      8,801         (23,695)         (2,810)        (17,704)
    Interest expense, net                                      3,651             (80)             --           3,571
                                                           ---------       ---------       ---------       ---------
EARNINGS (LOSS) BEFORE INCOME
TAXES                                                          5,150         (23,615)         (2,810)        (21,275)
    Income tax provision                                          60              --              --              60
                                                           ---------       ---------       ---------       ---------
NET EARNINGS (LOSS) AND
COMPREHENSIVE EARNINGS (LOSS)                                  5,090         (23,615)         (2,810)        (21,335)
    Preferred stock dividends and accretion                    5,864              --              --           5,864
                                                           ---------       ---------       ---------       ---------
NET EARNINGS (LOSS) APPLICABLE TO COMMON
SHAREHOLDERS                                               $    (774)      $ (23,615)      $  (2,810)      $ (27,199)
                                                           =========       =========       =========       =========

NET EARNINGS (LOSS) PER COMMON SHARE:
    Net earnings (loss) per common share -
       basic and diluted                                   $     .00       $    (.11)      $    (.02)      $    (.13)
                                                           =========       =========       =========       =========
    Weighted average common shares outstanding -
       basic (thousands)                                     212,327         212,327         212,327         212,327
                                                           =========       =========       =========       =========
    Weighted average common shares outstanding -
       diluted (thousands)                                   212,327         212,327         212,327         212,327
                                                           =========       =========       =========       =========


           See notes to Pro Forma Consolidated Financial Statements.

                      HANOVER DIRECT, INC. AND SUBSIDIARIES
           NOTES TO PROFORMA CONSOLIDATED STATEMENTS OF INCOME (LOSS)
    FOR THE YEAR END DECEMBER 30, 2000 AND THE SIX MONTHS ENDED JUNE 30, 2001
                                   (UNAUDITED)

A - Amounts reflect the disposed business', Improvements, statement of income (loss) for the period presented. Cost of sales and operating expenses as well as General and administrative costs include Improvements' budgeted share of a variety of fixed costs including, but not limited to, the Roanoke, VA fulfillment facility and related management, the information technology function in Hanover, PA as well as the corporate administration costs associated with Hanover, PA accounting and the Weehawken, NJ corporate staff. The corporate administration costs include all senior management as well as tax, treasury, human resources, legal, internal audit, purchasing and risk management personnel, the Weehawken, NJ facility cost and corporate expenses such as consultants, outside legal counsel, accounting and auditing, investor relations, director's fees and options expense.

B - Amount reflects income from the third party fulfillment contract that would have presumed to exist with the purchaser as a result of the post-sale arrangement.

C - Amount reflects fulfillment expense of $9,309 from the third party fulfillment contract that would have presumed to exist with the purchaser as a result of the post-sale arrangement plus $3,522 of fixed fulfillment and information technology cost allocations, relating to the Roanoke, VA fulfillment facility and related management and the information technology function in Hanover, PA, included in the Improvements' Cost of sales and operating expenses elimination of $(33,520) but which would continue to be costs of Hanover Direct Inc.

D - Amount reflects $1,407 of General and administrative cost allocations, relating to the corporate administration costs associated with Hanover, PA accounting and the Weehawken, NJ corporate staff, included in the Improvements' General and administrative expenses elimination of $(5,211) but which continue to be costs of Hanover Direct Inc. The corporate administration costs include all senior management as well as tax, treasury, human resources, legal, internal audit, purchasing and risk management personnel, the Weehawken, NJ facility cost and corporate expenses such as consultants, outside legal counsel, accounting and auditing, investor relations, director's fees and options expense.

E - Amount reflects fulfillment expense of $5,694 from the third party fulfillment contract that would have presumed to exist with the purchaser as a result of the post-sale arrangement plus $2,218 of fixed fulfillment and information technology cost allocations, relating to the Roanoke, VA fulfillment facility and related management and the information technology function in Hanover, PA, included in the Improvements' Cost of sales and operating expenses elimination of $(19,316) but which would continue to be costs of Hanover Direct Inc.

F - Amount reflects $592 of General and administrative cost allocations, relating to the corporate administration costs associated with Hanover, PA accounting and the Weehawken, NJ corporate staff, included in the Improvements' General and administrative expenses elimination of $(2,515) but which continue to be costs of Hanover Direct Inc. The corporate administration costs include all senior management as well as tax, treasury, human resources, legal, internal audit, purchasing and risk management personnel, the Weehawken, NJ facility cost and corporate expenses such as consultants, outside legal counsel, accounting and auditing, investor relations, director's fees and options expense.